                                                                   Exhibit 99.14


                              ABS NEW TRANSACTION



                            FREE WRITING PROSPECTUS

                          $[312,231,000] (APPROXIMATE)
                                     OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-2




                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER


                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE



                              FEBRUARY [27], 2006

                                (MERRILL LYNCH)


                               IMPORTANT NOTICES


The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance               $386,758,180
Aggregate Original Principal Balance                  $386,931,108
Number of Mortgage Loans                                 1,965

                                           MINIMUM       MAXIMUM        AVERAGE (1)
                                           -------       -------        -----------

Original Principal Balance                 $45,650       $900,000        $196,912
Outstanding Principal Balance              $45,582       $899,829        $196,824

                                           MINIMUM       MAXIMUM     WEIGHTED AVERAGE (2)
                                           -------       -------     --------------------

Original Term (mos)                          180           360              360
Stated remaining Term (mos)                  179           360              358
Loan Age (mos)                                0             7                2
Current Interest Rate                       5.250%        9.625%          7.255%
Initial Interest Rate Cap(4)                3.000%        3.000%          3.000%
Periodic Rate Cap(4)                        1.000%        1.000%          1.000%
Gross Margin(4)                             4.250%        8.500%          6.255%
Maximum Mortgage Rate(4)                   11.250%       15.500%          13.227%
Minimum Mortgage Rate(4)                    5.125%        9.500%          7.214%
Months to Roll(4)                             17            83              30
Original Loan-to-Value                      51.85%        95.00%          78.09%
Credit Score (3)                             567           817              644

                                          EARLIEST        LATEST
                                          --------        ------

Maturity Date                            01/01/2021     02/01/2036

                                                                     PERCENT OF
LIEN POSITION                                                      MORTGAGE POOL
-------------                                                      -------------
1st Lien                                                                 100.00%

OCCUPANCY
Primary                                                                   99.98%
Second Home                                                                 0.00
Investment                                                                  0.02

LOAN TYPE
Fixed Rate                                                                14.04%
ARM                                                                        85.96

AMORTIZATION TYPE
Fully Amortizing                                                          20.54%
Interest Only                                                              34.03
Balloon                                                                    45.43

                                                                    PERCENT OF
YEAR OF ORIGINATION                                                MORTGAGE POOL
-------------------                                                -------------
2005                                                                      96.58%
2006                                                                        3.42


LOAN PURPOSE

Purchase                                                                  80.02%

Refinance - Rate/Term                                                       1.67
Refinance - Cashout                                                        18.31


PROPERTY TYPE

Single Family                                                             72.00%
Planned Unit Development                                                   19.46
Condominium                                                                 7.41
Two- to Four-Family                                                         1.13

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only

MORTGAGE RATES

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF                    MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
MORTGAGE RATES               LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
--------------               -----      -----------      ----       ------      -----    -----------     ---        ---        --
5.500% or less                     8     $1,415,673        0.37%     5.396%        629      $176,959     79.99%   100.00%     70.61%
5.501% to 6.000%                 121     31,954,934        8.26      5.898         647       264,090     78.79     94.30      77.36
6.001% to 6.500%                 133     33,630,110        8.70      6.329         638       252,858     78.30     94.36      69.68
6.501% to 7.000%                 417     89,256,231       23.08      6.871         655       214,044     77.22     83.37      33.22
7.001% to 7.500%                 512     99,827,130       25.81      7.322         650       194,975     77.96     75.93      26.35
7.501% to 8.000%                 457     81,319,207       21.03      7.807         639       177,941     78.40     71.15      21.45
8.001% to 8.500%                 215     34,149,397        8.83      8.301         632       158,834     78.90     64.18      14.48
8.501% to 9.000%                  91     13,609,018        3.52      8.790         617       149,550     78.30     59.36      25.42
9.001% to 9.500%                  10      1,437,697        0.37      9.270         622       143,770     78.81     49.25      45.25
9.501% to 10.000%                  1        158,783        0.04      9.625         673       158,783     80.00      0.00       0.00
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 9.625% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.255% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF                    MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
REMAINING TERMS (MONTHS)     LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
------------------------     -----      -----------      ----       ------      -----    -----------     ---        ---        --
169 TO 180                     1          160747        0.0004      0.07125        651     160747        0.75        1         0
349 to 360                     1,964    386,597,434       99.96       7.255        644       196,842     78.09     78.09      34.04
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 179 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN PRINCIPAL BALANCES      LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
--------------------------   -----      -----------      ----       ------      -----    -----------     ---        ---        --
$50,000 or less                    6       $288,446        0.07%     7.901%        634       $48,074     76.08%    82.70%     17.30%
$50,001 to $100,000              354     29,342,650        7.59      7.653         624        82,889     77.83     94.46      17.16
$100,001 to $150,000             575     71,344,219       18.45      7.474         630       124,077     78.73     89.83      23.33
$150,001 to $200,000             354     61,150,548       15.81      7.246         642       172,742     78.34     83.04      25.00
$200,001 to $250,000             203     45,373,511       11.73      7.170         645       223,515     77.90     76.55      29.15
$250,001 to $300,000             132     36,216,591        9.36      7.310         642       274,368     77.91     72.57      38.40
$300,001 to $350,000              99     31,918,735        8.25      7.064         658       322,411     77.58     69.41      42.61
$350,001 to $400,000              66     24,675,038        6.38      7.117         645       373,864     78.41     74.03      45.34
$400,001 to $450,000              54     23,060,544        5.96      7.151         661       427,047     78.16     55.53      57.16
$450,001 to $500,000              57     27,085,105        7.00      6.998         661       475,177     77.41     72.34      38.72
$500,001 to $550,000              35     18,132,062        4.69      7.199         663       518,059     77.94     62.89      49.04
$550,001 to $600,000              21     12,075,766        3.12      6.854         642       575,036     78.08     75.86      56.87
$600,001 to $650,000               5      3,155,435        0.82      7.065         696       631,087     76.38     59.90      59.90
$650,001 to $700,000               3      2,039,703        0.53      7.084         630       679,901     76.53    100.00      66.18
$850,001 to $900,000               1        899,829        0.23      7.990         708       899,829     75.00    100.00       0.00
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $45,582 to approximately $899,829 and the average outstanding principal balance of the Mortgage Loans was approximately $196,824.

PRODUCT TYPES

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PRODUCT TYPES                LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
-------------                -----      -----------      ----       ------      -----    -----------     ---        ---        --
15 Year Fixed Loans                1        160,747        0.00      0.071         651       160,747      0.75      1.00       0.00
30 Year Fixed Loans              194     30,494,584        7.88      7.286         642       157,189     79.13     97.05      24.80
2/28 LIBOR Loans                 703    148,387,742       38.37      7.013         644       211,078     78.47     74.59      72.35
3/27 LIBOR Loans                 187     27,180,185        7.03      7.175         635       145,349     78.86     89.99      49.88
3/27 LIBOR Loans
 (40 Year Amortization)           39      7,058,787        1.83      7.501         629       180,995     78.34     77.73       0.00
3/27 LIBOR Loans
 (45 Year Amortization)          635    137,810,201       35.63      7.467         648       217,024     77.08     72.17       0.00
4/26 LIBOR Loans                   2        543,671        0.14      7.195         634       271,836     80.00     79.40      20.60
5/25 LIBOR Loans                  21      4,296,201        1.11      6.685         654       204,581     78.47     87.49      70.31
5/25 LIBOR Loans
 (40 Year Amortzation)             3        595,125        0.15      7.045         640       198,375     76.10    100.00       0.00
5/25 LIBOR Loans
 (45 Year Amortization)           30      5,983,376        1.55      7.339         666       199,446     76.50     74.02       0.00
7/23 LIBOR Loans
 (40 Year Amortization)            1        175,938        0.05      7.250         664       175,938     80.00      0.00       0.00
7/23 LIBOR Loans
 (45 Year Amortization)            2        423,034        0.11      6.902         674       211,517     77.30    100.00       0.00
30/40 Balloon Loans               20      3,064,797        0.79      7.518         648       153,240     79.87     92.56       0.00
30/45 Balloon Loans              127     20,583,793        5.32      7.635         634       162,077     79.57     95.93       0.00
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

AMORTIZATION TYPE

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
ADJUSTMENT TYPE              LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
---------------              -----      -----------      ----       ------      -----    -----------     ---        ---        --
Fully Amortizing                 558     79,451,272        0.21      0.073         640       142,386      0.79      0.81       0.00
Balloon                          857    175,695,051       45.43      7.481         646       205,012     77.45     75.68       0.00
60 Month Interest-Only           515    124,050,512       32.07      6.886         645       240,875     78.33     78.56     100.00
120 Month Interest-Only           35      7,561,346        1.96      7.141         653       216,038     79.09    100.00     100.00
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

ADJUSTMENT TYPE

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
ADJUSTMENT TYPE              LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
---------------              -----      -----------      ----       ------      -----    -----------     ---        ---        --
ARM                            1,623   $332,454,259       85.96%     7.227%        645      $204,839     77.88%    75.11%     37.31%
Fixed Rate                       342     54,303,921       14.04      7.431         639       158,783     79.33     96.38      13.92
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
GEOGRAPHIC                  MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
DISTRIBUTION                 LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
------------                 -----      -----------      ----       ------      -----    -----------     ---        ---        --
Alabama                            1        $71,888        0.02%     8.500%        596       $71,888     78.24%   100.00%      0.00%
Arizona                           48      8,836,763        2.28      7.501         645       184,099     77.75     81.81      38.95
Arkansas                          16      1,749,476        0.45      7.472         649       109,342     77.18     94.14       0.00
California                       470    160,942,333       41.61      7.059         658       342,430     77.49     65.62      47.85
Colorado                         158     26,987,080        6.98      7.151         635       170,804     78.14     89.08      24.89
Connecticut                        1        155,624        0.04      7.125         673       155,624     80.00    100.00       0.00
Florida                           72     14,570,617        3.77      7.426         647       202,370     78.58     64.53      18.30
Georgia                          189     25,431,637        6.58      7.471         625       134,559     79.42     93.98      28.64
Idaho                             54      6,543,856        1.69      7.297         640       121,183     76.76     93.10      29.19
Illinois                           8        796,059        0.21      7.678         619        99,507     77.54    100.00       0.00
Indiana                            6      1,133,118        0.29      6.934         613       188,853     77.17    100.00      61.12
Iowa                              18      1,548,975        0.40      7.576         621        86,054     78.47     92.46       0.00
Kansas                            37      4,342,038        1.12      7.578         634       117,352     78.50     93.95      21.35
Kentucky                          27      3,312,900        0.86      7.440         627       122,700     78.35     85.38      27.31
Maryland                           3        496,300        0.13      8.012         619       165,433     76.97     69.68       0.00
Michigan                          60      8,204,481        2.12      7.635         642       136,741     79.91     82.84      10.02
Minnesota                         13      2,591,919        0.67      6.879         622       199,378     78.80     90.03      80.70
Mississippi                        3        315,604        0.08      7.680         591       105,201     79.97    100.00       0.00
Missouri                          38      4,110,729        1.06      7.703         627       108,177     79.34     91.54      14.83
Nebraska                          21      2,290,489        0.59      7.493         642       109,071     77.69     84.92       8.88
Nevada                            38      9,776,557        2.53      7.298         641       257,278     78.27     81.66      29.73
New Jersey                         5      1,288,572        0.33      7.829         628       257,714     78.84     83.86       0.00
North Carolina                    72      9,284,434        2.40      7.637         613       128,950     79.36    100.00      21.49
Ohio                             138     17,181,304        4.44      7.522         624       124,502     79.23     88.60      29.35
Oklahoma                          13      1,317,541        0.34      7.975         630       101,349     79.27     78.92       0.00
Oregon                           102     17,877,891        4.62      7.267         654       175,273     78.65     76.66      17.22
Pennsylvania                       7      1,338,895        0.35      7.627         650       191,271     79.82    100.00      16.13
South Carolina                    19      2,310,634        0.60      7.613         628       121,612     79.38     90.02      34.12
Tennessee                         87     10,137,157        2.62      7.625         618       116,519     77.75    100.00       9.34
Utah                              38      5,195,871        1.34      6.959         656       136,733     77.58     81.54      30.89
Virginia                           1        295,956        0.08      8.750         593       295,956     80.00    100.00       0.00
Washington                       166     31,125,159        8.05      7.242         638       187,501     77.79     86.27      27.86
Wisconsin                         35      5,120,321        1.32      7.648         645       146,295     79.30     93.91      19.69
Wyoming                            1         76,000        0.02      6.875         609        76,000     80.00    100.00     100.00
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

No more than approximately 0.68% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL           MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN-TO-VALUE RATIOS         LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
--------------------         -----      -----------      ----       ------      -----    -----------     ---        ---        --
50.01% to 55.00%                   1       $139,893        0.04%     7.375%        574      $139,893     51.85%   100.00%      0.00%
65.01% to 70.00%                  14      1,988,726        0.51      7.867         637       142,052     69.75     50.32      23.47
70.01% to 75.00%                 669    144,745,553       37.43      7.190         652       216,361     74.94     72.31      29.78
75.01% to 80.00%                1273    237,202,128       61.33      7.290         639       186,333     79.97     81.60      36.49
80.01% to 85.00%                   2        775,600        0.20      6.611         602       387,800     83.56    100.00     100.00
85.01% to 90.00%                   4      1,193,559        0.31      7.300         693       298,390     89.66    100.00      60.09
90.01% to 95.00%                   2        712,722        0.18      8.029         668       356,361     93.98    100.00       0.00
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 51.85% to 95.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

LOAN PURPOSE

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN PURPOSE                 LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
------------                 -----      -----------      ----       ------      -----    -----------     ---        ---        --
Purchase                       1,585   $309,500,180       80.02%     7.277%        646      $195,268     78.08%    76.23%     33.74%
Refinance - Cashout              346     70,809,022       18.31      7.178         637       204,650     78.13     85.05      34.42
Refinance - Rate Term             34      6,448,979        1.67      7.045         647       189,676     77.94     91.69      43.57
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

PROPERTY TYPE

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PROPERTY TYPE                LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
-------------                -----      -----------      ----       ------      -----    -----------     ---        ---        --
Single Family                  1,449   $278,453,174       72.00%     7.274%        645      $192,169     78.19%    76.88%     33.36%
Planned Unit Development         363     75,249,002       19.46      7.254         635       207,298     78.08     86.20      33.09
Condominium                      137     28,672,341        7.41      7.126         655       209,287     77.03     75.02      43.50
Two- to Four-Family               16      4,383,663        1.13      6.946         684       273,979     78.42     36.44      30.54
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

DOCUMENTATION

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
DOCUMENTATION                LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
-------------                -----      -----------      ----       ------      -----    -----------     ---        ---        --
Full Documentation             1,416   $245,852,132       63.57%     7.168%        630      $173,624     78.28%   100.00%     33.44%
Full Documentation -
 Bank Statements                 222     56,205,444       14.53      7.121         637       253,178     78.17    100.00      40.56
No Income Verification           280     73,323,922       18.96      7.664         695       261,871     77.43      0.00      30.74
Limited Income Verification       47     11,376,682        2.94      7.160         657       242,057     77.74      0.00      35.65
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

OCCUPANCY

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
OCCUPANCY                    LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
---------                    -----      -----------      ----       ------      -----    -----------     ---        ---        --
Primary                        1,964   $386,686,306       99.98%     7.255%        644      $196,887     78.09%    78.10%     34.04%
Investment                         1         71,874        0.02      6.990         615        71,874     80.00    100.00       0.00
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE          MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
(MONTHS)                     LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
--------                     -----      -----------      ----       ------      -----    -----------     ---        ---        --
0                                 19     $4,331,500        1.12%     7.853%        647      $227,974     77.42%    63.43%     10.44%
1                              1,139    216,356,128       55.94      7.596         646       189,953     77.70     72.52      17.10
2                                511     95,738,851       24.75      7.157         648       187,356     78.16     79.01      38.31
3                                133     30,314,443        7.84      6.457         648       227,928     78.16     90.60      78.50
4                                104     24,851,761        6.43      6.313         629       238,959     80.05     97.96      86.64
5                                 53     13,944,697        3.61      5.994         615       263,107     80.01     98.52      82.20
6                                  5      1,040,800        0.27      5.955         605       208,160     80.00    100.00      49.88
7                                  1        180,000        0.05      5.250         619       180,000     79.97    100.00     100.00
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT         MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PENALTY TERM                 LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
------------                 -----      -----------      ----       ------      -----    -----------     ---        ---        --
None                             393    $59,918,129       15.49%     7.616%        632      $152,463     78.72%    84.06%     25.98%
6 Months                          35      4,140,008        1.07      7.564         634       118,286     78.43     93.65      22.39
12 Months                        111     27,381,664        7.08      7.435         655       246,682     77.91     71.37      46.84
24 Months                        477    106,026,533       27.41      6.974         648       222,278     78.17     76.19      61.57
36 Months                        949    189,291,847       48.94      7.266         645       199,465     77.86     77.92      19.55
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

CREDIT SCORES

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF                    MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
CREDIT SCORES                LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
-------------                -----      -----------      ----       ------      -----    -----------     ---        ---        --
551 to 575                         4       $426,816        0.11%     8.106%        570      $106,704     70.77%   100.00%     22.84%
576 to 600                       344     55,233,950       14.28      7.797         591       160,564     78.82    100.00      24.59
601 to 625                       620    113,932,185       29.46      7.075         612       183,762     78.48     97.45      40.53
626 to 650                       369     69,670,674       18.01      7.145         638       188,809     77.82     87.39      33.13
651 to 675                       261     55,062,341       14.24      7.354         661       210,967     77.39     64.18      30.76
676 to 700                       178     43,494,022       11.25      7.233         686       244,348     77.71     42.99      31.64
701 to 725                        89     22,851,510        5.91      7.118         711       256,759     77.46     50.14      33.99
726 to 750                        56     13,724,049        3.55      7.128         736       245,072     77.66     36.27      41.93
751 to 775                        25      6,849,941        1.77      6.976         761       273,998     78.41     33.55      34.74
776 to 800                        16      4,644,135        1.20      7.445         784       290,258     79.90     18.20      34.95
801 to 825                         3        868,558        0.22      6.576         810       289,519     78.65    100.00      52.04
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,965   $386,758,180      100.00%     7.255%        644      $196,824     78.09%    78.10%     34.03%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 567 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 644.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF                    MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
GROSS MARGINS                LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
-------------                -----      -----------      ----       ------      -----    -----------     ---        ---        --
4.001% to 4.500%                   7     $1,135,090        0.34%     5.370%        632      $162,156     79.99%   100.00%     88.06%
4.501% to 5.000%                  98     23,977,468        7.21      5.895         637       244,668     78.86     98.12      84.80
5.001% to 5.500%                 124     31,513,058        9.48      6.286         632       254,138     78.22     93.43      74.16
5.501% to 6.000%                 360     78,090,750       23.49      6.842         656       216,919     77.14     84.50      36.62
6.001% to 6.500%                 428     87,083,957       26.19      7.287         650       203,467     77.70     73.89      28.61
6.501% to 7.000%                 358     68,306,199       20.55      7.773         644       190,799     78.10     63.35      24.60
7.001% to 7.500%                 165     27,259,741        8.20      8.261         634       165,211     78.53     57.80      16.25
7.501% to 8.000%                  76     13,784,396        4.15      8.705         628       181,374     78.21     43.10      26.78
8.001% to 8.500%                   7      1,303,599        0.39      9.225         639       186,228     77.89     24.01      69.92
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,623   $332,454,259      100.00%     7.227%        645      $204,839     77.88%    75.11%     37.31%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.250% per annum to 8.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.255% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM            MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
MORTGAGE RATES               LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
--------------               -----      -----------      ----       ------      -----    -----------     ---        ---        --
11.500% or less                    7     $1,135,090        0.34%     5.370%        632      $162,156     79.99%   100.00%     88.06%
11.501% to 12.000%               107     27,102,373        8.15      5.893         638       253,293     78.87     95.18      85.67
12.001% to 12.500%               123     31,725,724        9.54      6.325         638       257,933     78.26     94.02      70.27
12.501% to 13.000%               372     81,549,396       24.53      6.871         656       219,219     77.02     81.80      35.17
13.001% to 13.500%               424     86,125,947       25.91      7.320         650       203,127     77.77     72.36      29.06
13.501% to 14.000%               349     64,611,745       19.43      7.814         641       185,134     78.11     64.87      24.51
14.001% to 14.500%               164     27,689,368        8.33      8.301         633       168,838     78.66     56.90      15.50
14.501% to 15.000%                71     11,472,017        3.45      8.789         621       161,578     78.13     51.79      26.53
15.001% to 15.500%                 6      1,042,599        0.31      9.284         635       173,767     78.61     30.02      62.40
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,623   $332,454,259      100.00%     7.227%        645      $204,839     77.88%    75.11%     37.31%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.250% per annum to 15.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.227% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
NEXT RATE                   MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
ADJUSTMENT DATE              LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
---------------              -----      -----------      ----       ------      -----    -----------     ---        ---        --
July 2007                          1       $180,000        0.05%     5.250%        619      $180,000     79.97%   100.00%    100.00%
August 2007                        4        944,585        0.28      5.951         603       236,146     80.00    100.00      54.97
September 2007                    50     12,903,436        3.88      5.997         616       258,069     80.01     98.40      84.62
October 2007                      86     20,479,089        6.16      6.318         629       238,129     80.09     98.71      86.60
November 2007                     82     20,215,087        6.08      6.489         639       246,525     78.05     86.46      89.81
December 2007                    198     39,269,546       11.81      7.075         658       198,331     78.06     69.75      68.77
January 2008                     278     53,749,850       16.17      7.689         651       193,345     77.92     57.91      60.27
February 2008                      4        646,150        0.19      7.826         640       161,538     77.24    100.00      69.99
August 2008                        1         96,214        0.03      5.999         623        96,214     80.00    100.00       0.00
September 2008                     2        543,896        0.16      6.125         607       271,948     80.00    100.00     100.00
October 2008                      12      3,024,820        0.91      6.389         621       252,068     80.00     91.93      92.36
November 2008                     21      3,208,779        0.97      6.637         639       152,799     79.05    100.00      69.94
December 2008                    213     39,378,633       11.84      7.205         641       184,876     77.57     82.42      16.40
January 2009                     601    122,671,380       36.90      7.532         647       204,112     77.25     72.37       1.24
February 2009                     11      3,125,450        0.94      7.897         650       284,132     76.99     49.32       0.00
November 2009                      1        112,000        0.03      6.500         738       112,000     80.00      0.00     100.00
January 2010                       1        431,671        0.13      7.375         607       431,671     80.00    100.00       0.00
October 2010                       6      1,347,853        0.41      6.064         656       224,642     79.59    100.00      74.46
November 2010                      7      1,392,231        0.42      6.751         655       198,890     77.85    100.00      66.44
December 2010                     14      2,890,340        0.87      7.196         667       206,453     77.53     73.10      37.78
January 2011                      27      5,244,277        1.58      7.332         658       194,232     76.35     74.93       0.00
January 2013                       3        598,971        0.18      7.004         671       199,657     78.09     70.63       0.00
                               -----   ------------      ------      -----         ---      --------     -----     -----      -----
TOTAL:                         1,623   $332,454,259      100.00%     7.227%        645      $204,839     77.88%    75.11%     37.31%
                               =====   ============      ======      =====         ===      ========     =====     =====      =====